Putnam
International
New Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report strong positive performance for Putnam International New Opportunities Fund during the fiscal year ended September 30, 2003. However, the fund's results trailed those of both its benchmark index and its Lipper category average. You will find the details on the facing page.

We believe the primary reason for the fund's underperformance relative to its index and its peers was the absence of a number of strongly performing stocks that did not meet its selection criteria. It is our view that from a long-term perspective, such a strategy is far wiser than seeking short-term gains that often prove illusory or fleeting. As you will see in the following report, your fund's management team has closely monitored international economic and market conditions and attempted to position the portfolio to take advantage of these generally improving conditions.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003

John A. Hill and
George Putnam, III


Report from Fund Management

Fund highlights

 * Putnam International New Opportunities Fund class A shares returned 22.25% at net asset value and 15.22% at public offering price for the fiscal year that ended September 30, 2003.

 * The fund underperformed its benchmark index, the Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Growth Index, due to differences in stock selection criteria and portfolio composition. The index returned 26.32% for the period.

 * For similar reasons, the fund also underperformed the average return of 22.94% for its peer group, the Lipper International Funds category.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's fiscal year began October 1, 2002, which was very close to the date when international markets reached a low point for the 2002 calendar year. Many markets came close to -- and some even touched -- those low levels again in March of 2003, in the period leading up to the Iraq war. However, since March there has been a sustained recovery in equity prices supported by better economic conditions in many countries and regions of the world. The international market rally was indiscriminate. Many of the strongest-performing stocks did not have the key selection criteria we look for, such as high profit growth, competitive business models, or clean balance sheets with little debt. The benchmark, as well as other funds in our Lipper category, had greater exposure to these stocks. Consequently, the fund's gains for the period, while strong in absolute terms, underperformed in relative terms. Still, we were pleased that the fund achieved positive returns for shareholders who have been patient with the performance of international stocks in recent years.

FUND PROFILE

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, and business unit growth, and have the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.

Market overview

At the beginning of the fund's fiscal year, international stocks were significantly undervalued in our view, reflecting concerns about weak business conditions worldwide in the second half of calendar year 2002. The United States, often considered the engine driving the world's economy, was sputtering along with an economic growth rate of about 1%. Germany, Europe's largest economy, and Japan were even weaker. These conditions made it difficult for companies to achieve significant earnings growth. Although markets rallied in October and November, there was little fundamental improvement for businesses. The situation worsened during the winter, as Germany experienced a recession, the SARS epidemic dealt a setback to Asian markets, and international tensions over the Iraq crisis generated uncertainty.

Fortunately, the market uncertainty and investor apprehension that dominated the winter months did not last long. Markets rallied as U.S. and U.K. forces advanced and occupied Iraq and the SARS epidemic was brought under control. The context of the war also brought about economic stimulus. Central banks around the world provided liquidity to markets in the form of easier monetary policy, the U.S. government spent billions on the war effort, and consumers in many regions began spending in relief after the war.

Since March, many markets and regions have experienced stronger growth, including Japan, Scandinavia, and Southeast Asia. Consumer spending has been particularly important in the economies of the United States, the United Kingdom, Japan, and Australia. It also appears that one of our expectations is proving true -- that companies with managers who have focused on delivering profits under all types of economic conditions would deliver strong results over the long term. Many of the companies held in the portfolio have achieved substantial earnings growth in recent quarters relative to their profits in 2002.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Citigroup World Ex-U.S. Primary Markets Growth Index (intl.
growth stocks)                                                         26.32%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 26.01%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (U.S. large- and mid-cap growth
stocks)                                                                25.92%
-------------------------------------------------------------------------------
S&P 500 Index (U.S. large-cap stocks)                                  24.40%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)                   14.39%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government and agency
bonds)                                                                  3.55%
-------------------------------------------------------------------------------
CSFB High Yield Index (high-yield corporate bonds)                     28.05%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
-------------------------------------------------------------------------------

Strategy overview

Our strategy stays quite consistent in all types of market conditions. We use fundamental research to identify companies that we think have the best earnings growth potential in their industries because of the quality of their products, services, business models, and management. Our holdings typically fall into two broad categories -- companies that we consider long-term dominant growth players in their industries, and companies that are less well known but are achieving new, higher rates of growth that appear likely to last for many quarters. We take overall market and sector conditions into account during our research, but our sector and market weightings result from stock selection decisions, not from allocation decisions.

That said, our fundamental research identified a few sector and market trends that influenced our positioning of the portfolio. For example, corporate spending on software has been increasing, especially for software that works in combination with new machine tools used in factories. We increased exposure to technology stocks, including software stocks in France and electronics stocks in Taiwan, Germany, and Japan. We also saw a surge in consumer spending in Japan, Australia, and the United Kingdom, so we added exposure to stocks in retail companies. Our stock selection decisions led to increased exposure to France, while the fund remained underweighted relative to its benchmark in several other markets, especially Singapore, Hong Kong, and New Zealand.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                               as of 3/31/03       as of 9/30/03

United Kingdom                     22.9%               24.0%

Japan                              21.5%               18.2%

France                              7.7%               11.6%

Switzerland                         7.0%                8.6%

Australia                           4.6%                6.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How fund holdings affected performance

Since the rally in international markets during the year was broad, it was beneficial for the fund to have diversification across sectors and markets. As indicated above, we noted a surge in consumer spending in Japan, which was one of the top-performing markets over this period. However, we did not want to add Japanese stocks we considered lacking in high-quality growth characteristics. Such companies may well outperform over the short term but we do not anticipate that their strong performance can be sustained.

Still, several of the fund's Japanese holdings performed quite well. An example is Yahoo!Japan, which is both a Web portal and an Internet service provider. This gave it attractive growth characteristics because we believe the growth potential of the Web and Internet is currently stronger in Japan than elsewhere in the world. We sold Yahoo!Japan after it appreciated to what we considered full value. Olympus Optical was another top holding in Japan that performed well. Historically known for cameras, Olympus has built its technological capabilities to tap into growth opportunities for digital optical products, which include cameras, copiers, and endoscopes used for medical procedures. We trimmed the position in Olympus to lock in some of its appreciation.

Another holding that contributed solid positive gains this year was Man Group of the United Kingdom. This financial company is an advisor for institutions and individuals in selecting hedge funds as investments. This business is growing rapidly as hedge funds have multiplied around the world and Man Group occupies a desirable niche. It builds portfolios of hedge funds for investors, serving as a manager of hedge fund managers.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 9/30/03]

TOP INDUSTRY WEIGHTINGS AS OF 9/30/03


Pharmaceuticals                          10.3%

Oil and gas                               9.8%

Banking                                   9.7%

Telecommunications                        7.3%

Electronics                               7.0%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.


Of course, several of our stock choices did not perform as well as we had expected and instead contributed to the fund's underperformance and we would like to comment on one of them.

Although technology stocks have generally performed well this year, fund holding SAP of Germany did not contribute positively to performance over the fiscal period. SAP has long been a dominant software company. We bought the stock because we favor the company's strategy of focusing on quality to maintain a competitive advantage in its industry. For much of the period since we bought it, the stock has underperformed because rivals have slashed prices on their software to increase sales. While this move cut into SAP's revenues temporarily, we believed the quality of SAP's products would win more profits for the company in the long run. Our conviction was rewarded when the stock price rose substantially after the end of the reporting period.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  Vodafone Group PLC
   United Kingdom
   Telecommunications

2  Total SA Class B
   France
   Oil and gas

3  BHP Billiton, Ltd.
   Australia
   Metals

4  Man Group PLC
   United Kingdom
   Financial

5  GlaxoSmithKline PLC
   United Kingdom
   Pharmaceuticals

6  NTT DoCoMo, Inc.
   Japan
   Telecommunications

7  UBS AG
   Switzerland
   Investment banking/brokerage

8  Canadian Imperial Bank of Commerce
   Canada
   Banking

9  AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

10 Canadian Natural Resources, Ltd.
   Canada
   Oil and gas

Footnote reads:
These holdings represent 22.2% of the fund's net assets as of 9/30/03. The fund's holdings will change over time.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam International Growth Team. The members of the team are Stephen Dexter (Portfolio Leader), Peter Hadden
(Portfolio Member), and Denise Selden (Portfolio Member).



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The fund achieved a strong return during the past fiscal year, substantially above its average annual return since inception. For that reason, it is not a return we expect to achieve every year. As managers, we are pleased with this result after the two previous years in which the fund lost money. It was particularly encouraging for us because so many of the companies in which the fund invested have now achieved the earnings growth that our research had originally forecast. We are also optimistic because we are finding an increasing number of companies focused on rewarding shareholders by generating stronger profits in so many of the markets where the fund invests -- across Europe, Asia, Australia, and Canada.

We think these companies can continue to achieve earnings growth and capital appreciation for their shareholders. They have shown their ability to earn profits in the weak economic conditions of the past year, and we think they can grow further if international economic growth continues to accelerate. In spite of the fact that growth stocks have performed well, we still think their valuations are reasonable, so that additional growth in profits may lead to greater capital appreciation. Macroeconomic policies are generally friendly. In some markets, notably Germany and Italy, we hope that the governments will move forward with reforms of taxation and labor markets because we believe these measures could unlock greater growth potential. Still, generally speaking, inflation and interest rates are low in international markets, providing a positive background for stocks.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

-----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
-----------------------------------------------------------------------------------------
                        Class A           Class B            Class C           Class M
(inception dates)      (1/3/95)          (7/21/95)          (2/1/99)          (7/21/95)
-----------------------------------------------------------------------------------------
                      NAV    POP        NAV    CDSC        NAV    CDSC       NAV     POP
-----------------------------------------------------------------------------------------
1 year               22.25%  15.22%    21.30%  16.29%     21.37%  20.37%    21.69%  17.39%
-----------------------------------------------------------------------------------------
5 years               7.73    1.54      3.74    2.15       3.96    3.96      5.11    1.41
Annual average        1.50    0.31      0.74    0.43       0.78    0.78      1.00    0.28
-----------------------------------------------------------------------------------------
Life of fund         51.78   43.03     42.30   42.30      42.39   42.39     45.60   40.49
Annual average        4.89    4.18      4.12    4.12       4.13    4.13      4.39    3.97
-----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of Putnam International New Opportunities Fund. See the prospectus for details.


-----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
-----------------------------------------------------------------------------
                                                Citigroup              Lipper
                                            World Ex-U.S.       International
                                          Primary Markets      Funds category
                                             Growth Index            average*
-----------------------------------------------------------------------------
1 year                                             26.32%              22.94%
-----------------------------------------------------------------------------
5 years                                            -0.86                8.35
Annual average                                     -0.17                1.21
-----------------------------------------------------------------------------
Life of fund                                       31.03               38.98
Annual average                                      3.14                3.51
-----------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 9/30/03, there were 832, 467, and 183 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 1/3/95 to 9/30/03

                                     Citigroup World Ex-U.S.
                   Fund's class A       Primary Markets
Date                shares at POP         Growth Index

1/3/95                  9,425                10,000
9/30/95                11,408                10,955
9/30/96                12,978                11,989
9/30/97                15,151                14,169
9/30/98                13,277                13,216
9/30/99                20,437                17,499
9/30/00                24,792                19,397
9/30/01                13,399                12,442
9/30/02                11,700                10,373
9/30/03               $14,303               $13,103

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,230 and $14,239, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $14,560 ($14,049 at public offering price). See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
                   Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Share value:     NAV     POP       NAV           NAV       NAV     POP
-------------------------------------------------------------------------------
9/30/02         $7.37   $7.82     $6.95         $7.16     $7.10   $7.36
-------------------------------------------------------------------------------
9/30/03          9.01    9.56      8.43          8.69      8.64    8.95
-------------------------------------------------------------------------------

* The fund made no distributions during the period.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Investment Funds and Shareholders of Putnam International New Opportunities Fund (a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the "fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2003


The fund's portfolio
September 30, 2003

Common stocks (99.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
           629 Dentsu, Inc. (Japan)                                  $2,618,721

Aerospace and Defense (0.4%)
-------------------------------------------------------------------------------
       221,604 European Aeronautic Defense and
               Space Co. (Netherlands)                                3,416,099

Automotive (1.1%)
-------------------------------------------------------------------------------
       158,626 Renault SA (France)                                    9,382,163

Banking (9.7%)
-------------------------------------------------------------------------------
       103,354 Banco Popular Espanol (Spain)                          5,110,630
        60,000 Bank of Nova Scotia (Canada)                           2,806,523
       338,732 BNP Paribas SA (France)                               16,603,637
       443,692 Canadian Imperial Bank of Commerce
               (Canada)                                              18,191,701
     1,185,008 HSBC Holdings PLC (United Kingdom)                    15,621,268
       264,793 Royal Bank of Scotland Group PLC
               (United Kingdom)                                       6,730,479
        77,998 Societe Generale (France)                              5,194,508
       596,738 Standard Chartered PLC (United
               Kingdom)                                               8,332,388
       572,250 UniCredito Italiano SpA (Italy)                        2,705,059
       378,157 Westpac Banking Corp. (Australia)                      4,145,561
                                                                 --------------
                                                                     85,441,754

Beverage (0.6%)
-------------------------------------------------------------------------------
       224,092 Interbrew (Belgium)                                    5,578,263

Biotechnology (0.3%)
-------------------------------------------------------------------------------
         3,623 Serono SA Class B (Switzerland)                        2,371,239

Broadcasting (1.3%)
-------------------------------------------------------------------------------
     1,778,866 Carlton Communications PLC (United
               Kingdom)                                               4,772,697
       382,200 Mediaset SpA (Italy)                                   3,497,664
       438,091 Publishing & Broadcasting, Ltd.
               (Australia)                                            3,278,805
                                                                 --------------
                                                                     11,549,166

Building Materials (0.6%)
-------------------------------------------------------------------------------
       658,000 Toto, Ltd. (Japan)                                     5,284,502

Commercial and Consumer Services (2.4%)
-------------------------------------------------------------------------------
       196,607 Adecco SA (Switzerland)                                9,717,905
       642,500 Securitas AB Class B (Sweden)                          7,810,843
         6,590 SGS Societe Generale Surveillance
               Holding SA (Switzerland)                               3,434,528
                                                                 --------------
                                                                     20,963,276

Computers (0.3%)
-------------------------------------------------------------------------------
       191,000 Sharp Corp. (Japan)                                    2,795,998

Conglomerates (0.7%)
-------------------------------------------------------------------------------
     1,067,000 Swire Pacific, Ltd. (Hong Kong)                        6,297,302

Construction (2.1%)
-------------------------------------------------------------------------------
       573,236 CRH PLC (Ireland)                                     10,224,854
     2,100,511 Rinker Group, Ltd. (Australia)                         8,229,997
                                                                 --------------
                                                                     18,454,851

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------
        85,897 LVMH Moet Hennessy Louis Vuitton SA
               (France)                                               5,335,527

Consumer Goods (1.9%)
-------------------------------------------------------------------------------
       824,587 Reckitt Benckiser PLC (United
               Kingdom)                                              16,575,625

Consumer Services (1.1%)
-------------------------------------------------------------------------------
       552,800 Deutsche Post AG (Germany)                             9,364,744

Electric Utilities (0.5%)
-------------------------------------------------------------------------------
       254,562 Iberdrola SA (Spain)                                   4,282,785

Electrical Equipment (0.8%)
-------------------------------------------------------------------------------
        49,790 Schneider Electric SA (France)                         2,579,687
        74,700 Siemens AG (Germany)                                   4,435,634
                                                                 --------------
                                                                      7,015,321

Electronics (7.0%)
-------------------------------------------------------------------------------
        14,800 Citizen Electronics Co., Ltd.
               (Japan)                                                1,113,081
        29,700 FUNAI Electric Co., Ltd. (Japan)                       3,962,127
        26,500 Hirose Electric Co., Ltd. (Japan)                      2,716,671
        38,800 Hoya Corp. (Japan)                                     3,004,924
       652,300 Infineon Technologies AG (Germany)
               (NON)                                                  8,490,907
        44,340 Samsung Electronics Co., Ltd. (South
               Korea)                                                15,112,842
     5,894,720 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan) (NON)                              11,628,564
       263,900 TDK Corp. (Japan)                                     15,665,297
                                                                 --------------
                                                                     61,694,413

Engineering & Construction (1.7%)
-------------------------------------------------------------------------------
       107,100 Daito Trust Construction Co., Ltd.
               (Japan)                                                2,852,740
       918,250 Saipem SpA (Italy)                                     6,885,123
        77,958 Vinci SA (France)                                      5,613,908
                                                                 --------------
                                                                     15,351,771

Entertainment (0.5%)
-------------------------------------------------------------------------------
       290,183 Enterprise Inns PLC (United Kingdom)                   4,495,405

Financial (4.9%)
-------------------------------------------------------------------------------
       166,322 Deutsche Boerse AG (Germany)                           8,423,719
       177,189 Euronext NV (Netherlands)                              4,313,757
     1,943,374 London Stock Exchange PLC (United
               Kingdom)                                              11,017,349
       898,851 Man Group PLC (United Kingdom)                        19,472,126
                                                                 --------------
                                                                     43,226,951

Food (1.1%)
-------------------------------------------------------------------------------
        65,301 Groupe Danone (France)                                 9,959,924

Forest Products and Packaging (0.9%)
-------------------------------------------------------------------------------
     1,340,850 Amcor, Ltd. (Australia)                                7,893,973

Health Care Services (0.9%)
-------------------------------------------------------------------------------
        92,800 Fresenius Medical Care AG (Germany)                    5,337,524
        98,100 Suzuken Co., Ltd. (Japan)                              2,836,986
                                                                 --------------
                                                                      8,174,510

Insurance (1.7%)
-------------------------------------------------------------------------------
     2,954,800 Promina Group Ltd. 144A (Australia)
               (NON)                                                  6,238,481
     1,234,364 QBE Insurance Group, Ltd.
               (Australia)                                            8,319,529
                                                                 --------------
                                                                     14,558,010

Investment Banking/Brokerage (4.7%)
-------------------------------------------------------------------------------
       641,445 Amvescap PLC (United Kingdom)                          4,853,956
       134,192 Credit Suisse Group (Switzerland)                      4,294,835
       823,000 Nomura Securities Co., Ltd. (Japan)                   13,263,497
       337,128 UBS AG (Switzerland)                                  18,923,706
                                                                 --------------
                                                                     41,335,994

Machinery (1.8%)
-------------------------------------------------------------------------------
       225,600 Fanuc, Ltd. (Japan)                                   13,674,564
     1,815,000 Ishikawajima-Harima Heavy Industries
               Co., Ltd. (Japan)                                      2,600,054
                                                                 --------------
                                                                     16,274,618

Manufacturing (0.9%)
-------------------------------------------------------------------------------
       229,328 Gamesa Corporacion Tecnologica SA
               (Spain)                                                5,468,295
       238,166 Wolseley PLC (United Kingdom)                          2,778,559
                                                                 --------------
                                                                      8,246,854

Medical Technology (0.7%)
-------------------------------------------------------------------------------
         6,553 Synthes-Stratec, Inc. (Switzerland)                    5,807,901

Metals (2.7%)
-------------------------------------------------------------------------------
     2,757,387 BHP Billiton, Ltd. (Australia)                        19,704,155
       208,500 JFE Holdings, Inc. (Japan)                             4,554,929
                                                                 --------------
                                                                     24,259,084

Office Equipment & Supplies (1.8%)
-------------------------------------------------------------------------------
       319,000 Canon, Inc. (Japan)                                   15,594,413

Oil & Gas (9.8%)
-------------------------------------------------------------------------------
     2,259,499 BG Group PLC (United Kingdom)                          9,496,875
       372,881 BP PLC (United Kingdom)                                2,558,400
       412,167 Canadian Natural Resources, Ltd.
               (Canada)                                              16,984,702
     1,523,500 CNOOC, Ltd. (Hong Kong)                                2,597,110
       860,600 ENI SpA (Italy)                                       13,096,095
        47,729 Royal Dutch Petroleum Co.
               (Netherlands)                                          2,095,578
       167,400 Royal Dutch Petroleum Co. ADR
               (Netherlands)                                          7,399,080
        82,488 Technip-Coflexip SA (France)                           8,077,029
       130,773 Total SA Class B (France)                             19,732,767
        75,900 YUKOS ADR (Russia)                                     4,705,800
                                                                 --------------
                                                                     86,743,436

Pharmaceuticals (10.3%)
-------------------------------------------------------------------------------
       404,613 AstraZeneca PLC (United Kingdom)                      17,086,907
       122,000 Eisai Co., Ltd. (Japan)                                2,850,927
       916,038 GlaxoSmithKline PLC (United Kingdom)                  19,007,456
       286,600 H. Lundbeck A/S (Denmark)                              5,170,283
       349,428 Novartis AG (Switzerland)                             13,526,074
       172,918 Roche Holding AG (Switzerland)                        14,343,247
        47,414 Stada Arzneimittel AG (Germany)                        2,539,390
        47,414 Stada Arzneimittel AG (Rights)
               (Germany) (NON)                                          105,992
       484,500 Terumo Corp. (Japan)                                   9,348,174
       240,800 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                                6,640,380
                                                                 --------------
                                                                     90,618,830

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------
       308,000 Olympus Optical Co., Ltd. (Japan)                      7,335,303

Railroads (0.6%)
-------------------------------------------------------------------------------
       104,900 Canadian National Railway Co.
               (Canada)                                               5,426,184

Retail (6.0%)
-------------------------------------------------------------------------------
       244,100 Aeon Co., Ltd. (Japan)                                 6,425,410
       110,152 Carrefour Supermarche SA (France)                      5,540,399
       198,355 GUS PLC (United Kingdom)                               2,161,698
     1,160,529 Kingfisher Leisure PLC (United
               Kingdom)                                               5,032,046
       141,042 Medion AG (Germany)                                    5,509,420
       347,667 Next PLC (United Kingdom)                              6,491,990
     3,055,698 Tesco PLC (United Kingdom)                            12,234,199
        96,000 USS Co., Ltd. (Japan)                                  5,930,701
       454,597 Woolworths, Ltd. (Australia)                           3,605,374
                                                                 --------------
                                                                     52,931,237

Semiconductor (0.8%)
-------------------------------------------------------------------------------
        41,300 Advantest Corp. (Japan)                                2,740,021
       333,020 ASML Holding NV (Netherlands) (NON)                    4,362,021
                                                                 --------------
                                                                      7,102,042

Shipping (2.5%)
-------------------------------------------------------------------------------
     1,025,500 Exel PLC (United Kingdom)                             11,286,768
       239,200 Frontline, Ltd. (Norway)                               4,002,553
     1,725,000 Nippon Yusen Kabushiki Kaisha
               (Japan)                                                6,811,039
                                                                 --------------
                                                                     22,100,360

Software (3.1%)
-------------------------------------------------------------------------------
       327,791 Business Objects SA (France) (NON)                     8,304,640
       246,300 Cognos, Inc. (Canada) (NON)                            7,681,128
       109,099 Dassault Systemes SA (France)                          3,823,421
        46,900 SAP AG (Germany)                                       5,733,595
       212,655 T-Online International AG (Germany)
               (NON)                                                  2,129,310
                                                                 --------------
                                                                     27,672,094

Technology Services (1.2%)
-------------------------------------------------------------------------------
       555,365 Indra Sistemas SA Class A (Spain)                      6,485,513
       138,473 Logitech International (Switzerland)
               (NON)                                                  4,311,219
                                                                 --------------
                                                                     10,796,732

Telecommunications (7.3%)
-------------------------------------------------------------------------------
     3,167,722 Cable & Wireless PLC (United
               Kingdom)                                               5,986,135
       442,840 Deutsche Telekom AG (Germany) (NON)                    6,367,643
       296,611 Koninklijke (Royal) KPN NV
               (Netherlands) (NON)                                    2,220,563
           603 Nippon Telegraph and Telephone Corp.
               (NTT) (Japan)                                          2,731,829
         7,769 NTT DoCoMo, Inc. (Japan)                              18,989,499
    14,167,048 Vodafone Group PLC (United Kingdom)                   28,242,860
                                                                 --------------
                                                                     64,538,529

Transportation Services (1.0%)
-------------------------------------------------------------------------------
    23,573,000 Sinotrans, Ltd. 144A (China)                           9,132,928

Water Utilities (0.3%)
-------------------------------------------------------------------------------
       133,123 Veolia Environnement (France)                          2,951,107
                                                                 --------------
               Total Common stocks
               (cost $805,503,938)                                 $880,949,939

Short-term investments (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $6,903,432 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.03% to 1.12%
               and due dates ranging from October
               1, 2003 to November 25, 2003 (d)                      $6,903,432
     4,766,412 Short-term investments held as
               collateral for loaned securities
               with  yields ranging from 1.04% to
               1.19% and due dates ranging from
               October 1, 2003 to November 18,
               2003 (d)                                               4,764,000
                                                                 --------------
               Total Short-term investments
               (cost $11,667,432)                                   $11,667,432
-------------------------------------------------------------------------------
               Total Investments (cost $817,171,370)               $892,617,371
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $883,560,212.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2003:
      (as a percentage of Market Value)

          Australia                                       6.9%
          Canada                                          5.7
          China                                           1.0
          France                                         11.6
          Germany                                         6.5
          Hong Kong                                       1.0
          Ireland                                         1.1
          Italy                                           2.9
          Japan                                          18.2
          Netherlands                                     2.7
          South Korea                                     1.7
          Spain                                           2.4
          Switzerland                                     8.6
          Taiwan                                          1.3
          United Kingdom                                 24.0
          Other                                           4.4
                                                      -------
          Total                                           100%

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $4,594,498 of
securities on loan (identified cost $817,171,370) (Note 1)       $892,617,371
-------------------------------------------------------------------------------
Cash                                                                      549
-------------------------------------------------------------------------------
Foreign currency (cost $7,326) (Note 1)                                 7,381
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,461,762
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                293,239
-------------------------------------------------------------------------------
Receivable for securities sold                                      7,076,205
-------------------------------------------------------------------------------
Foreign tax reclaim                                                   746,719
-------------------------------------------------------------------------------
Total assets                                                      903,203,226

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    9,143,860
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,194,379
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,127,134
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            506,045
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                141,741
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,000
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                633,740
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  4,764,000
-------------------------------------------------------------------------------
Other accrued expenses                                                131,115
-------------------------------------------------------------------------------
Total liabilities                                                  19,643,014
-------------------------------------------------------------------------------
Net assets                                                       $883,560,212

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,782,109,354
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        4,537,740
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (978,597,840)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  75,510,958
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $883,560,212

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($481,844,834 divided by 53,459,574 shares)                             $9.01
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.01)*                  $9.56
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($355,277,939 divided by 42,126,550 shares)**                           $8.43
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($19,034,004 divided by 2,190,782 shares)**                             $8.69
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($27,403,435 divided by 3,170,781 shares)                               $8.64
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.64)*                  $8.95
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,334,588)                      $17,893,389
-------------------------------------------------------------------------------
Interest                                                               31,799
-------------------------------------------------------------------------------
Securities lending                                                    181,755
-------------------------------------------------------------------------------
Total investment income                                            18,106,943

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,298,374
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,828,775
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             35,408
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,163
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,186,845
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,462,855
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 182,189
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 204,716
-------------------------------------------------------------------------------
Other                                                               1,455,860
-------------------------------------------------------------------------------
Total expenses                                                     17,667,185
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,371,642)
-------------------------------------------------------------------------------
Net expenses                                                       16,295,543
-------------------------------------------------------------------------------
Net investment income                                               1,811,400
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   15,829,429
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         2,793,778
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                    (34,902)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        150,753,301
-------------------------------------------------------------------------------
Net gain on investments                                           169,341,606
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $171,153,006
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                              Year ended
                                                             September 30
Decrease in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $1,811,400          $(3,990)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     18,623,207     (213,794,931)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       150,718,399       97,729,125
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        171,153,006     (116,069,796)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (179,397,870)    (380,561,224)
-------------------------------------------------------------------------------
Total decrease in net assets                      (8,244,864)    (496,631,020)
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of year                                891,805,076    1,388,436,096
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $4,537,740 and
accumulated net investment loss of $67,439,
respectively)                                   $883,560,212     $891,805,076
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------
Per-share                                                  Year ended September 30
operating performance                      2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $7.37        $8.44       $18.94       $16.64       $10.81
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            .04          .03         (.01)        (.18)        (.06)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 1.60        (1.10)       (7.86)        3.95         5.89
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.64        (1.07)       (7.87)        3.77         5.83
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Return of capital                            --           --           -- (d)       --           --
-------------------------------------------------------------------------------------------------------
Total distributions                          --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $9.01        $7.37        $8.44       $18.94       $16.64
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    22.25       (12.68)      (45.96)       21.31        53.93
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $481,845     $487,947     $711,537   $1,473,001     $905,842
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.71         1.60         1.48         1.39         1.54
-------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average net assets (%)     .54          .35         (.11)        (.83)        (.45)
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   143.91       133.11       228.51       151.67       204.39
-------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------
Per-share                                                  Year ended September 30
operating performance                      2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $6.95        $8.02       $18.28       $16.20       $10.61
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment loss (a)                    (.01)        (.04)        (.09)        (.33)        (.16)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 1.49        (1.03)       (7.54)        3.88         5.75
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.48        (1.07)       (7.63)        3.55         5.59
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Return of capital                            --           --           -- (d)       --           --
-------------------------------------------------------------------------------------------------------
Total distributions                          --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.43        $6.95        $8.02       $18.28       $16.20
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    21.30       (13.34)      (46.36)       20.49        52.69
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $355,278     $355,650     $593,763   $1,397,981   $1,053,443
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  2.46         2.35         2.19         2.10         2.29
-------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)             (.21)        (.43)        (.83)       (1.54)       (1.20)
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   143.91       133.11       228.51       151.67       204.39
-------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------
                                                                                             For the
                                                                                              period
                                                                                          Feb. 1, 1999+
Per-share                                            Year ended September 30               to Sept. 30
operating performance                      2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $7.16        $8.26       $18.72       $16.58       $13.82
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment loss (a)                    (.02)        (.04)        (.10)        (.34)        (.12)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 1.55        (1.06)       (7.73)        3.95         2.88
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.53        (1.10)       (7.83)        3.61         2.76
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Return of capital                            --           --           -- (d)       --           --
-------------------------------------------------------------------------------------------------------
Total distributions                          --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.69        $7.16        $8.26       $18.72       $16.58
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    21.37       (13.32)      (46.33)       20.38        19.97*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $19,034      $18,987      $34,250      $78,295       $6,780
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  2.46         2.35         2.23         2.14         1.52*
-------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)             (.21)        (.44)        (.86)       (1.56)        (.78)*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   143.91       133.11       228.51       151.67       204.39
-------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------
Per-share                                                  Year ended September 30
operating performance                      2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $7.10        $8.18       $18.53       $16.38       $10.69
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             -- (d)     (.01)        (.07)        (.29)        (.13)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 1.54        (1.07)       (7.65)        3.91         5.82
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      1.54        (1.08)       (7.72)        3.62         5.69
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Return of capital                            --           --           -- (d)       --           --
-------------------------------------------------------------------------------------------------------
Total distributions                          --           --        (2.63)       (1.47)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.64        $7.10        $8.18       $18.53       $16.38
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    21.69       (13.20)      (46.20)       20.70        53.23
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $27,403       $29,221     $48,887     $107,062      $83,585
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  2.21          2.10        1.98         1.89         2.04
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            .02          (.17)       (.62)       (1.33)        (.95)
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   143.91        133.11      228.51       151.67       204.39
-------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation. It does this by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Man age ment, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned sub sidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is exec uted). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is in formed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2003, the value of securities loaned amounted to $4,594,498. The fund received cash collateral of $4,764,000 which is pooled with collateral of other Putnam funds into 36 issuers of high-grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $976,264,491 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
 $108,014,485   September 30, 2009
  694,946,817   September 30, 2010
  173,303,189   September 30, 2011

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, the fund reclassified $2,793,779 to increase undistributed net investment income with an increase to accumulated net realized loss of $2,793,779.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation            $84,687,911
Unrealized depreciation            (11,575,259)
                                  ------------
Net unrealized appreciation         73,112,652
Undistributed ordinary income        4,537,740
Capital loss carryforward         (976,264,491)
Post October loss                           --
Cost for federal income
tax purposes                      $819,504,719

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended September 30, 2003, the fund's expenses were reduced by $1,371,642 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,493 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $48,987 and $1,956 from the sale of class A and class M shares, respectively, and received $366,612 and $394 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received $4,104 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,235,386,114 and $1,407,860,517, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         26,018,784      $200,957,793
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    26,018,784       200,957,793

Shares repurchased                 (38,762,585)     (302,669,760)
----------------------------------------------------------------
Net decrease                       (12,743,801)    $(101,711,967)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         66,806,672      $581,145,614
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    66,806,672       581,145,614

Shares repurchased                 (84,952,367)     (743,178,702)
----------------------------------------------------------------
Net decrease                       (18,145,695)    $(162,033,088)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,360,530       $18,078,555
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,360,530        18,078,555

Shares repurchased                 (11,414,937)      (85,025,710)
----------------------------------------------------------------
Net decrease                        (9,054,407)     $(66,947,155)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,624,732       $30,183,491
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,624,732        30,183,491

Shares repurchased                 (26,478,870)     (219,801,264)
----------------------------------------------------------------
Net decrease                       (22,854,138)    $(189,617,773)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            504,387        $4,043,470
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       504,387         4,043,470

Shares repurchased                    (966,052)       (7,488,798)
----------------------------------------------------------------
Net decrease                          (461,665)      $(3,445,328)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,764,475       $31,896,855
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     3,764,475        31,896,855

Shares repurchased                  (5,259,871)      (44,907,365)
----------------------------------------------------------------
Net decrease                        (1,495,396)     $(13,010,510)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,948,094       $38,459,285
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,948,094        38,459,285

Shares repurchased                  (5,891,679)      (45,752,705)
----------------------------------------------------------------
Net decrease                          (943,585)      $(7,293,420)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,367,620       $36,377,843
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,367,620        36,377,843

Shares repurchased                  (6,232,462)      (52,277,696)
----------------------------------------------------------------
Net decrease                        (1,864,842)     $(15,899,853)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


------------------------------------------------------------------

Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $20,227,977 or $0.200 per share (for all classes of shares). Taxes paid to foreign countries were $2,334,588 or $0.023 per share (for all classes of shares).

For its tax year ended September 30, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN010-203391  539/2AH/2AI  11/03

Not FDIC Insured    May Lose Value    No Bank Guarantee




Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003